EXHIBIT 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Defined terms included below shall have the same meaning as terms defined and included elsewhere in the Combined Company’s (as defined below) Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 10, 2026 (the “Form 8-K”).

On July 10, 2026 (the “Closing Date”), SUIC Worldwide Holdings Ltd., a Nevada Corporation (“SUIC”), executed a definitive share exchange agreement and completed the acquisition of a 51% controlling interest in Vision Renu Corporation, a Taiwan corporation (“Vision Renu”). The transaction was structured entirely as an equity-for-equity exchange. As sole consideration for the 51% controlling stake, the Company issued 30,000,000 shares of its common stock, par value $0.001 per share, to the selling shareholders of Vision Renu.

On the Closing Date, SUIC issued an aggregate of 30,000,000 shares of SUIC’s common stock (“SUIC Common Stock”) to Vision Renu stockholders.

The accompanying unaudited pro forma condensed combined balance sheet as of December 31, 2025, combines the historical consolidated balance sheets of SUIC and Vision Renu, giving effect to the merger as if it had been completed on December 31, 2025. The unaudited pro forma condensed combined income statement for the year ended December 31, 2025 combines the historical consolidated income statements of SUIC and Vision Renu, giving effect to the merger as if it had been completed on January 1, 2025.

The following unaudited pro forma condensed combined balance sheet combines the historical balance sheets of SUIC and Vision Renu as of December 31, 2025 and depicts the accounting of the transactions prepared pursuant to Article 11 of Regulation S-X (the “pro forma balance sheet transaction accounting adjustments”). The the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2025 for SUIC and Vision Renu combine the historical results of SUIC and Vision Renu for the period and depict the pro forma transaction accounting adjustments assuming that those adjustments were made as of January 1, 2025 (the “pro forma statements of operations transaction accounting adjustments”). Collectively, the pro forma balance sheet transaction accounting adjustments and the pro forma statements of operations transaction accounting adjustments are referred to as the “transaction accounting adjustments” or “pro forma adjustments.”

The unaudited pro forma condensed combined financial information and related notes have been derived from and should be read in conjunction with:

•	the historical audited financial statements of SUIC as of December 31, 2025, and the related notes included in the Form 10-K filed with the SEC.

•	the historical audited financial statements of Vision Renu for the year ended December 31, 2025, and the related notes; and

The unaudited pro forma condensed combined financial information is based on the assumptions and pro forma adjustments that are described in the accompanying notes. The pro forma adjustments are preliminary, subject to further revision as additional information becomes available and additional analyses are performed, including, but not limited to, additional financing and additional direct and incremental offering costs. Adjustments have been made solely for the purpose of providing unaudited pro forma condensed combined financial information. Differences between these preliminary estimates and the final accounting may occur and these differences could have a material impact on the accompanying unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information does not give effect to the potential impact of current financial conditions, regulatory matters, operating efficiencies or other savings or expenses that may be associated with the integration of the two companies. The unaudited pro forma condensed combined financial information is not necessarily indicative of the financial position or results of operations in the future periods or the result that actually would have been realized had SUIC and Vision Renu been a combined organization during the specified periods. The actual results reported in periods following the merger may differ significantly from those reflected in the unaudited condensed combined pro forma financial information presented herein for a number of reasons, including, but not limited to, differences in the assumptions used to prepare this unaudited pro forma condensed combined financial information.

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UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2025

	Historical
	SUIC Worldwide Holdings Ltd.	Vision Renu Corporation	Transaction Accounting Adjustments	Note 4	Pro Forma Combined
Assets:
Current assets:
Cash and cash equivalents	$8,560	$68,508	$—		$77,068
Notes and Accounts receivable	—	90,727	—		90,727
Accounts receivable-related parties	—	82,599	—		82,599
Inventories	—	61,568	—		61,568
Prepaid income tax	—	165	—		165
Other receivables-related parties	—	47,459	—		47,459
Other current assets	—	33,303	—		33,303
Total current assets	8,560	384,329.00			392,889
Non-current assets:

Financial Assets at FV OCI	—	1,515,948	—		1,515,948
Property, Plant and Equipment	—	96,144	—		96,144
Other receivables-related parties	—	1,909			1,909
Other loan receivables	1,231	—			1,231
Other Non-current Financial Assets	—	23,794	—		23,794
Goodwill	—	—	47,977,876		47,977,876
Investment in Subsidiary	30,000		(30,000)		—
Total non-current assets	31,231	1,637,795	47,947,876		49,616,902
Total assets	$39,791	$2,022,124	$47,947,876		$50,009,791
Liabilities and Stockholders’ Equity:
Current liabilities
Credit Card payable	$30,532	$—	$—		$30,532
Accounts payable	—	3,660	—		3,660
Accrued interest payable	128,424	—	—		128,424
Other accrued expenses payable	—	56,940	—		56,940
Short term debt	114,355	—	—		114,355
Loan payables- others	259,445	—	—		259,445
Other payables- related party	76,000	—	—		76,000
Unearned Revenue	—	27,380	—		27,380
Other current liabilities	—	497	—		497
Total current liabilities	608,755	88,477	—		697,232
Non-current liabilities
Convertible promissory note	279,000	—	—		279,000
Long term- Bank loans	—	—	—		—
Guarantee deposit received	—	573	—		573
Non-current Equity-method Liability	—	114,361	—		114,361
Total non-current liabilities	279,000	114,934	—		393,934
Total liabilities	887,755	203,411	—		1,091,166
Stockholders’ equity (deficit):
SUIC common stock	41,397	—	30,000	A	71,397
Vision Renu common stock	—	5,732,165	(5,732,165)	B	—
Additional paid-in capital SUIC	1,726,921	—	25,470,000	C	27,196,921
Additional paid-in capital Vision Renu	—	781,991	(781,991)	B	—
Accumulated Deficit SUIC	(2,616,281)	—	—		(2,616,281)
Accumulated Deficit Vision Renu	—	(4,422,186)	4,422,186	B	—
Other Equity	—	(273,257)	273,257	B	—
Non-Controlling Interest 49%	—	—	24,266,589		24,266,589
Total stockholders’ equity (deficit)	(847,964)	1,818,713	47,947,876		48,918,626
Total liabilities and stockholders’ equity (deficit)	$39,791	$2,022,124	$47,947,876		$50,009,791

See accompanying notes to the unaudited pro forma condensed combined financial statements.

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Historical
	SUIC Worldwide Holdings Ltd.	Vision Renu Corporation	Transaction Accounting Adjustments	Note 5	Pro Forma Combined
Revenues	$18,482	$144,811	—		$163,293
Cost of Goods Sold and Services	7,100	52,141	—		59,241
Gross Profit	11,382	92,670	—		104,052
Operating expenses:
Sales and administrative	64,017	390,165	—		454,182
Bad debts expense	15,702	—	—		15,702
Research and development	—	133,412	—		133,412
Total operating expenses	79,719	523,577	—		603,296
Loss from operations	(68,337)	(430,908)	—		(499,245)
Non-Operating Income and Expenses
Other income	3,008	33,472	—		36,479
Other gains and (losses)		(4,540)	—		(4,540)
Loss on investment	(30,000)	—	—		(30,000)
Interest Expense - related party loans	(18,547)	—	—		(18,547)
Interest Expense -others	(5,768)	—	—		(5,768)
Finance cost	—	(4,378)	—		(4,378)
Share of Profit (Loss) of Subsidiaries, Associates and Joint Ventures Accounted for Using Equity Method	—	(27,619)	—		(27,619)
Total Non-Operating Income and Expenses	(51,307)	(3,065)	—		(54,372)
Loss from continuing operations before income taxes	(119,644)	(433,973)	—		(553,617)
Less: NCI Share of Loss (49%)	—	—	212,647	E	212,647
Less: Income Tax expense	—	—	—		—
Net Income (Loss) Attributable to SUIC	$(119,644)	(433,973)	212,647		(340,970)
Weighted average common shares outstanding, basic and diluted					41,380,354
Net loss per share attributable to common stockholders, basic and diluted					$(0.0082)
Other Comprehensive Income (OCI):
Items that will not be Reclassified Subsequently to Profit or Loss
Unrealized Gains (Losses) on Investments in Equity Instruments Measured at Fair Value Through Other Comprehensive Income	—	50,361	—		50,361
Less: NCI Share of OCI (49%)			(24,677)		(24,677)
Net OCI Attributable to SUIC					25,684
Less: Income tax related to Items that will be Reclassified	—	—	—		—
Total Items that will not be Reclassified Subsequently to Profit or Loss	—	50,361	(24,677)		25,684
Items that may be Reclassified Subsequently to Profit or Loss
Exchange differences on translation of foreign operations	—	4,596			4,596
Less: NCI Share of OCI (49%)-Exchange Differences (Translation)			(2,252)		(2,252)
Net OCI Attributable to SUIC					2,344
Less: Income tax related to Items that will be Reclassified	—	—	—		—
Total Items that may be Reclassified Subsequently to Profit or Loss	—	4,596	(2,252)		2,344
Other Comprehensive Income for the Period, Net of Tax	—	54,957	(26,929)	F	28,028
Total Comprehensive Income For The Period	(119,644)	(379,017)	185,718		(312,9436)
Less: Net loss (income) attributable to non-controlling interest	—	—	—		—
Pro Forma Total Comprehensive Loss Attributable to SUIC	$(119,644)	$(379,017)	$185,718		$(312,943)

See accompanying notes to the unaudited pro forma condensed combined financial statements.

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1. Description of the Merger

On July 10, 2026 (the “Closing Date”), SUIC Worldwide Holdings Ltd., a Nevada Corporation (“SUIC”), executed a definitive share exchange agreement and completed the acquisition of a 51% controlling interest in Vision Renu Corporation, a Taiwan corporation (“Vision Renu”). The transaction was structured entirely as an equity-for-equity exchange. As sole consideration for the 51% controlling stake, the Company issued 30,000,000 shares of its common stock, par value $0.001 per share, to the selling shareholders of Vision Renu.

On the Closing Date, SUIC issued an aggregate of 30,000,000 shares of SUIC’s common stock (“SUIC Common Stock”) to Vision Renu stockholders.

Note 2. Basis of Presentation

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X, as amended. The adjustments presented in the unaudited pro forma condensed combined financial information have been identified and presented to provide relevant information necessary for an understanding of the Combined Company upon consummation of the Merger. The unaudited pro forma condensed combined statement of operations data for the year ended December 31, 2025 give effect to the Merger as if it had been consummated on January 1, 2025. The unaudited pro forma condensed combined balance sheet for the year ended December 31, 2025 gives effect to the Merger and combines the historical balance sheets of SUIC and Vision Renu as if the Merger had been consummated as of such date.

The unaudited pro forma condensed combined financial information is based on the assumptions and adjustments that are described in the accompanying notes. Accordingly, the pro forma adjustments are preliminary, subject to further revision as additional information becomes available and additional analyses are performed and have been made solely for the purpose of providing unaudited pro forma condensed combined financial information. Differences between these preliminary accounting conclusions and estimates and the final accounting conclusions and amounts may occur, and these differences could have a material impact on the accompanying unaudited pro forma condensed combined financial information and the Combined Company’s future results of operations and financial position.

The unaudited pro forma condensed combined financial information does not give effect to the potential impact of current financial conditions, regulatory matters, operating efficiencies or other savings or expenses that may be associated with the integration of the two companies. The unaudited pro forma condensed combined financial information is not necessarily indicative of the financial position or results of operations in the future periods or the result that actually would have been realized had SUIC and Vision Renu been a combined organization during the specified periods. The actual results reported in periods following the Merger may differ significantly from those reflected in the unaudited condensed combined pro forma financial information presented herein for a number of reasons, including, but not limited to, differences in the assumptions used to prepare this unaudited pro forma condensed combined financial information.

Note 3. Accounting for the Merger

The unaudited pro forma condensed combined financial information gives effect to the Merger, which is accounted for under U.S. GAAP as an in-substance reverse recapitalization of Vision Renu by SUIC, as the transaction is, in essence, the issuance of equity for Vision Renu’s net assets, which primarily consists of receivables and other current assets. Under this method of accounting, SUIC is considered the accounting acquirer for financial reporting purposes.

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Note 4. Transaction Accounting Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet for the year ended December 31, 2025.

The Unaudited Pro Forma Condensed Combined Balance Sheet for the year ended December 31, 2025, reflects the following adjustments to give effect to the acquisition of the 51% controlling interest in Vision Renu Corporation (“Vision Renu”) as if it had occurred on December 31, 2025.

[A]

Represents the step-up adjustment to establish purchase price allocation goodwill and identifiable intangible assets under the acquisition method of accounting (ASC 805). The total implied enterprise valuation of Vision Renu is $50,000,000, derived from the $25,500,000 contract value of 30,000,000 newly issued parent shares evaluated at the transaction date closing market price of $0.85 per share, divided by the 51% acquired controlling interest. The step-up represents the residual allocation value after subtracting Vision Renu’s historical book assets ($2,022,124.00).

[B]

Represents the standard consolidation adjustments required under US GAAP to completely eliminate SUIC’s initial historical par-value investment placeholder asset ($30,000.00) against 100% of Vision Renu’s pre-acquisition equity lines (including Common Stock, APIC, Retained Earnings, and Other Equity accounts) to neutralize pre-combination historical tracking structures upon consolidated presentation.

Adjustment (B) – Elimination of Vision Renu Historical Equity

Reflects the mandatory elimination of Vision Renu’s pre-acquisition historical equity balances under acquisition accounting rules. This eliminates:

•	Vision Renu Common Stock: ($5,732,165)
•	Vision Renu Additional Paid-in Capital (APIC): ($781,991)
•	Vision Renu Accumulated Deficit: $4,422,186
•	Vision Renu Other Equity components: $273,257

[C]

Records the capital restructuring generated by the formal equity issuance to Vision Renu’s selling shareholders. Common Stock is credited for $30,000.00 to reflect 30,000,000 new shares at the official $0.001 par value, and Additional Paid-In Capital (APIC) is credited for $25,470,000.00 to capture the remaining transaction value premium ($25,500,000.00 contract fair value less the par distribution).

[D]

Reflects the initial setup of the 49% Non-Controlling Interest (NCI) pool belonging to the outside minority owners of Vision Renu, measured as a residual share of total target equity required to bring the right side of the balance sheet into equilibrium with the asset base after absorbing Vision Renu’s historical liabilities.

Note 5. Transaction Accounting Adjustments to the Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2025.

The Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2025, reflects the following updates to model operations as if the 51% acquisition had closed on January 1, 2025:

[E]

Represents the extraction allocation of 49% of Vision Renu’s standalone annual net loss (-$433,973.24 × 49% = -$212,647), attributing the loss block to the outside non-controlling interest owners, thereby decreasing the final net loss concentration burdening SUIC’s equity pool.

[F]

Reflects the redistribution allocation of 49% of Vision Renu’s secondary comprehensive investment/translation balances ($54,956.38 × 49% = $26,929) away from parent accounts to isolate the remaining 51% corporate layout segment. Reflects the allocation of Other Comprehensive Income (OCI) to the 49% non-controlling interest holders, adjusting the combined OCI by ($26,929) (consisting of $24,677 from unrealized gains on financial assets and $2,252 from foreign currency translation adjustments).

[G]

Restructures the pro forma basic and diluted share denominator by incorporating the 30,000,000 newly issued conversion shares as if they were fully active and circulating since January 1, 2025. The share pool adjustments mitigate basic net loss concentrations, bringing pro forma EPS to $(0.0082) per share.

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